Exhibit 99.1
Capital Projects Growth Plan 2008-2009 Webcast Conference Call April 29, 2008

Safe Harbor Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward- looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect our business prospects and performance, and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the future performance of the pipelines and terminals, the actions of actual or potential competitive suppliers and transporters of refined petroleum products in our markets and the markets of Holly Corporation and Alon USA, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing, the effectiveness of capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly Energy Partners is provided in our reports filed with the Securities and Exchange Commission from time to time. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly Energy Partners undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Presentation Topics Formation & Acquisition History Additional Capital Projects Growth, Pro-forma EBITDA & Capital Spending Summary Appendix

Formation History, July 2004 Formed in July 2004 as an Initial Public Offering sponsored by Holly Corporation. Original assets: North refined products pipeline system from Artesia, NM to Moriarty & Bloomfield, NM South refined products pipeline system from Artesia, NM to El Paso, TX Joint venture LPG pipeline from Lawson Junction, TX to Juarez, Mexico 9 refined product terminals in 5 western states 2 refinery truck loading rack facilities Over 1,000 miles of refined product pipelines Over 1.7 million bbls of refined product storage Initial EBITDA approximately $35 million 15-year pipeline & terminal agreement between Holly & HEP No commodity risk - all fee based transportation & storage revenue

Acquisition History: Alon USA Transaction, February 2005 Alon USA pipeline & terminal acquisition : (February 2005) 4 refined products pipelines aggregating 500 miles 2 refined product terminals with 350,000 bbls of storage Refined product tank farm facility Purchase price: $120 million in cash & 937,500 subordinated HEP units Approximate annual EBITDA of assets: $17 million 15-year pipeline & terminal agreement between Alon & HEP Guaranteed minimum volume commitment by Alon Annual increase in tariffs tied to PPI adjustment No commodity risk - all fee based transportation & storage revenue

Acquisition History: Holly Intermediate Pipelines, July 2005 Holly intermediate feedstock / product pipelines : (July 2005) Two 65-mile parallel pipelines which move intermediate feedstock from Holly's Lovington, NM facility to its Artesia, NM facility 84,000 bpd of throughput capacity Purchase price: $81.5 million Approximate annual EBITDA of assets: $10 million 15-year intermediate pipeline agreement between Holly & HEP Guaranteed minimum volume/revenue commitment by Holly Increase in annual minimum revenue tied to PPI adjustment No commodity risk - all fee based transportation & storage revenue

Acquisition of Holly Crude Oil & Product Transportation Assets, March 2008 In March 2008, HEP purchased from Holly Corporation: Crude oil delivery system to Navajo Refinery (New Mexico) Crude oil gathering system (Western Permian Basin) Jet fuel transportation pipeline and terminal storage (Roswell, NM) Crude oil delivery system to Woods Cross Refinery (Utah) Refinery on-site crude oil storage (Navajo & Woods Cross refineries) Refined product delivery pipeline (Woods Cross refinery) Purchase price - $180 million Revenues from Holly minimum revenue commitment - $25 million Pro forma initial annual EBITDA - $20 million No commodity risk - all fee based transportation & storage revenue

HEP Assets: Current Footprint Over 1,700 miles of product pipelines Over 800 miles of crude gathering and trunk pipelines Over 1 million bbls of crude oil storage 11 Terminals & 2 truck loading rack facilities in 5 Western states Over 2 million bbls of refined product storage 70% Joint Venture interest in Rio Grande Pipeline Co-a product line moving LPG's from West Texas into Mexico Expected total annual maintenance CAPEX for HEP after transaction-- $3.5 million\ Total minimum annual revenue & lease commitments of $107 million1 1As of March 31, 2008

Presentation Topics Formation & Acquisition History Additional Capital Projects Growth, Pro-forma EBITDA & Capital Spending Summary Appendix

HEP Capital Projects

Project	Plains JV	South System Expansion	UNEV P/L	Crude Delivery & Intermediate P/L Facilities
	Contracted & Commenced Projects			Additional HEP Opportunity
Description	▪ 25% Interest – Investment approx. $25 million ▪ Brings needed relief to heavy crude capacity constraints for SLC refiners	▪ Expand pipeline from Artesia, NM to El Paso, TX to transport additional volumes from Navajo refinery expansion and third party contract to transport iso – butane ▪ Brings increased volumes to HEP existing assets	▪ 400 mile 12" pipeline; terminals in Las Vegas & Cedar City, UT ▪ New source of refined products for Las Vegas given California sourcing issues	▪ 125 miles of 16" pipeline connecting Centurion crude oil pipeline in West Texas with Holly's Navajo Refinery facilities ▪ Pump station additions & additions to existing HEP pipelines. ▪ Natural gas line conversion ▪ Adds 25,000 bpd of capacity between Navajo Lovington & Artesia facilities ▪ Delivers Canadian crude oil to Navajo Refinery
Project Sponsor	Plains / HEP	HEP	HOC	HOC
Estimated Capex	$28mm[1]	$48mm	$240mm[2]	$90-100mm
Estimated EBITDA	$3.5mm	$10mm	$23mm[2]	TBD[3]
Expected Completion Date	Q3 2008	Q4 2008	Q4 2009	Q3 2009

HOLLY ENERGY PARTNERS

[1] Includes Payment of $2.5mm to HOC
[2] Represents HOC's 75% ownership share. Total capital expenditures of $300.0mm and total EBITDA of $31mm.
HEP has an option to purchase HOC's interest in pipeline for 180 days from completion of project at HOC's cost plus 7% per annum interest
[3] Negotiations underway between HEP & HOC

10

Overview of Plains JV - Q2 2008 Description: 95-mile intrastate pipeline being constructed by Plains All American Pipeline Replaces previous HEP Porcupine Ridge Pipeline project Location: Transports crude from Wyoming and Utah and the Utah Terminus of the Frontier Pipeline into the Salt Lake City area Capacity: 120,000 barrels per day (initial light crude capacity) Significantly increases capacity to deliver heavy Canadian crude into SLC Provides excess crude delivery capacity for future SLC refinery expansions Investment: HEP will own a 25% JV interest Investment of $28 million in third quarter of 20081 EBITDA: $3.5 million, HEP's 25% share Completion Date: Third quarter of 2008 Definitive agreements signed in November 2007 1Includes payment of $2.5mm to Holly

HEP Capital Projects

Project	Plains JV	South System Expansion	UNEV P/L	Crude Delivery & Intermediate P/L Facilities
	Contracted & Commenced Projects			Additional HEP Opportunity
Description	▪ 25% Interest – Investment approx. $25 million ▪ Brings needed relief to heavy crude capacity constraints for SLC refiners	▪ Expand pipeline from Artesia, NM to El Paso, TX to transport additional volumes from Navajo refinery expansion and third party contract to transport iso – butane ▪ Brings increased volumes to HEP existing assets	▪ 400 mile 12" pipeline; terminals in Las Vegas & Cedar City, UT ▪ New source of refined products for Las Vegas given California sourcing issues	▪ 125 miles of 16" pipeline connecting Centurion crude oil pipeline in West Texas with Holly's Navajo Refinery facilities ▪ Pump station additions & additions to existing HEP pipelines. ▪ Natural gas line conversion ▪ Adds 25,000 bpd of capacity between Navajo Lovington & Artesia facilities ▪ Delivers Canadian crude oil to Navajo Refinery
Project Sponsor	Plains / HEP	HEP	HOC	HOC
Estimated Capex	$28mm[1]	$48mm	$240mm[2]	$90-100mm
Estimated EBITDA	$3.5mm	$10mm	$23mm[2]	TBD[3]
Expected Completion Date	Q3 2008	Q4 2008	Q4 2009	Q3 2009

HOLLY ENERGY PARTNERS

[1] Includes Payment of $2.5mm to HOC
[2] Represents HOC's 75% ownership share. Total capital expenditures of $300.0mm and total EBITDA of $31mm.
HEP has an option to purchase HOC's interest in pipeline for 180 days from completion of project at HOC's cost plus 7% per annum interest
[3] Negotiations underway between HEP & HOC

12

Overview of South System Expansion - Q4 2008 Description: Expand capacity of pipeline from Artesia, NM to EI Paso, TX to transport increased volumes from Navajo due to refinery expansion from 85,000 bpd to 100,000 bpd Provides additional refinery feedstock transport capability (up to 10,000 bpd) 85 mile, new 12" pipe from Artesia to El Paso Additional storage at El Paso (150,000 bbls) Capex: Approximately $48 million Annual EBITDA: $10 million from increased tariffs & volumes1 Completion Date: Total project: Fourth quarter of 2008 1Approximately $5million/year beginning in May 2008, with an additional $5 million/year in 2009

HEP Capital Projects

Project	Plains JV	South System Expansion	UNEV P/L	Crude Delivery & Intermediate P/L Facilities
	Contracted & Commenced Projects			Additional HEP Opportunity
Description	▪ 25% Interest – Investment approx. $25 million ▪ Brings needed relief to heavy crude capacity constraints for SLC refiners	▪ Expand pipeline from Artesia, NM to El Paso, TX to transport additional volumes from Navajo refinery expansion and third party contract to transport iso – butane ▪ Brings increased volumes to HEP existing assets	▪ 400 mile 12" pipeline; terminals in Las Vegas & Cedar City, UT ▪ New source of refined products for Las Vegas given California sourcing issues	▪ 125 miles of 16" pipeline connecting Centurion crude oil pipeline in West Texas with Holly's Navajo Refinery facilities ▪ Pump station additions & additions to existing HEP pipelines. ▪ Natural gas line conversion ▪ Adds 25,000 bpd of capacity between Navajo Lovington & Artesia facilities ▪ Delivers Canadian crude oil to Navajo Refinery
Project Sponsor	Plains / HEP	HEP	HOC	HOC
Estimated Capex	$28mm[1]	$48mm	$240mm[2]	$90-100mm
Estimated EBITDA	$3.5mm	$10mm	$23mm[2]	TBD[3]
Expected Completion Date	Q3 2008	Q4 2008	Q4 2009	Q3 2009

HOLLY ENERGY PARTNERS

[1] Includes Payment of $2.5mm to HOC
[2] Represents HOC's 75% ownership share. Total capital expenditures of $300.0mm and total EBITDA of $31mm.
HEP has an option to purchase HOC's interest in pipeline for 180 days from completion of project at HOC's cost plus 7% per annum interest
[3] Negotiations underway between HEP & HOC

14

Overview of Las Vegas Pipeline - Q4 2009 Description: 75% interest in 400 mile refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NV HOC to own through construction phase HEP to have option to purchase HOC's ownership interest Sinclair to be 25% equity partner Benefits: Increased refined product supply to fast-growing market with consistent annual demand Lowers impact of seasonal demand reduction with wintertime months in local market Possible competitive outlet for crude-cost-advantaged Rocky Mountain refiners Capacity: 62,000 bpd (expandable to 118,000 bpd) Capex: Approximately $240mm (HOC's 75% share of $300mm total project cost, plus carrying cost of 7% per annum) Estimated EBITDA: $23mm (75% share; initial annual EBITDA estimate) Completion Date: Fourth quarter 2009 Funding During the construction phase, HOC will fund construction payments At completion of construction, HEP will have option to purchase from HOC at cost plus a 7% carrying cost

HEP Capital Projects

Project	Plains JV	South System Expansion	UNEV P/L	Crude Delivery & Intermediate P/L Facilities
	Contracted & Commenced Projects			Additional HEP Opportunity
Description	▪ 25% Interest – Investment approx. $25 million ▪ Brings needed relief to heavy crude capacity constraints for SLC refiners	▪ Expand pipeline from Artesia, NM to El Paso, TX to transport additional volumes from Navajo refinery expansion and third party contract to transport iso – butane ▪ Brings increased volumes to HEP existing assets	▪ 400 mile 12" pipeline; terminals in Las Vegas & Cedar City, UT ▪ New source of refined products for Las Vegas given California sourcing issues	▪ 125 miles of 16" pipeline connecting Centurion crude oil pipeline in West Texas with Holly's Navajo Refinery facilities ▪ Pump station additions & additions to existing HEP pipelines. ▪ Natural gas line conversion ▪ Adds 25,000 bpd of capacity between Navajo Lovington & Artesia facilities ▪ Delivers Canadian crude oil to Navajo Refinery
Project Sponsor	Plains / HEP	HEP	HOC	HOC
Estimated Capex	$28mm[1]	$48mm	$240mm[2]	$90-100mm
Estimated EBITDA	$3.5mm	$10mm	$23mm[2]	TBD[3]
Expected Completion Date	Q3 2008	Q4 2008	Q4 2009	Q3 2009

HOLLY ENERGY PARTNERS

[1] Includes Payment of $2.5mm to HOC
[2] Represents HOC's 75% ownership share. Total capital expenditures of $300.0mm and total EBITDA of $31mm.
HEP has an option to purchase HOC's interest in pipeline for 180 days from completion of project at HOC's cost plus 7% per annum interest
[3] Negotiations underway between HEP & HOC

16

Crude Delivery & Intermediate Pipeline Facilities* - Q3 2009 Description: 125 mile 16" pipeline originating in Slaughter, TX and terminating at the Navajo Refinery Pump station additions, piping changes & additions to existing HEP pipelines 50,000 bpd of capacity HOC to own during construction phase HEP expected to have option to purchase Benefits: Delivers heavy Canadian crude oil to Navajo Refinery Capex: Approximately $90-100mm Estimated EBITDA: TBD* Completion Date: Third quarter 2009 *HEP & HOC currently negotiating terms & detailed economics

Presentation Topics Formation & Acquisition History Additional Capital Projects Growth, Pro-forma EBITDA & Capital Spending Summary Appendix

Pipeline Volume Growth 2004 P/L Volume 2005 P/L Volume 2006 P/L Volume 2007 P/L Volume East 96 159 189 205 In thousands Year over Year Pipeline Volume Growth In 2007 approximately 84% of revenues came from pipeline activity

HEP Steady State EBITDA Growth Since IPO At IPO (7/04) Alon (2/05) Intermediate P/L (7/05) NRC Expansion (6/06) & Tariff Renegotiation (8/06) 12/31/07 EBITDA Run Rate East 35 35 52 62 67 17 10 5

HEP Steady State EBITDA Pro Forma Growth from Contracted & Commenced Projects 12/31/07 EBITDA Run Rate HOC Dropdown Plains JV South System Expansion -- 2008 Pro Forma 12/31/08 EBITDA Run Rate East 67 67 87 89.6 0 20 2.6 5 95 Millions $95 million annual pro forma run rate expected to be achieved by late-2008

HEP Steady State EBITDA Pro Forma Growth Assuming UNEV Option Exercised 12/31/07 EBITDA Run Rate HOC Dropdown Plains JV South System Expansion UNEV Pro Forma EBITDA Run Rate East 67 67 87 90 100 0 20 3 10 23 123 Millions $123 million annual pro forma run rate with UNEV Option Exercised *Excludes potential EBITDA from Crude Delivery & Intermediate P/L Facility Upgrades

Distribution Growth 2005 2006 2007 East 2.225 2.585 2.785 Annual Distributions per unit May '08 quarterly rate of $0.735/unit times 4 quarters equals $2.94 Distribution has been increased every quarter since IPO Current distribution (May '08) annual run rate: $2.94

Key HEP Highlights-Stability of Revenues: 100% Fee / Capacity lease based - no commodity risk In 2007, over $79 million of revenues was derived from minimum commitments under long-term contracts (approximately 75% of total revenues) After the Holly drop down acquisition, approximately $107 million of annual revenues derived from minimum commitments Minimum commitments ensure that even in the event of turnarounds or outages of refineries served by HEP that HEP would still be paid at least the minimum, except for suspension during a force majeure lasting more than 30 days or termination following a force majeure lasting more than one year Minimum Annualized Counterparty Commitments (in mm) 1 Term Type of Contract Holly Corp - IPO Assets $39.6 2019 Minimum Revenue Commitment Alon USA - Lease Agreement $7.0 Multiple(2) Capacity Lease Alon USA - Products Pipelines $21.9 2020 Minimum Volume Commitment Holly Corp - Intermediate Pipelines $12.8 2020 Minimum Revenue Commitment Holly Corp - Crude Pipeline and Tankage $25.3 2022 Minimum Revenue Commitment $106.6 1 As of March 31, 2008 2 Three capacity lease agreements, the earliest of which expires Feb 2012

12% compounded annual increase in distributions to unitholders since inception Total unitholder return of 117% since IPO* Key HEP Highlights-Return to Unitholders Since Inception *Using 4/25/08 closing price of $38.70

Summary

Key HEP Highlights-Before & After Asset Acquisition: No commodity risk / stable operations Stable base of revenue with long-term fee-based commitments Well maintained assets serving high growth markets Senior management team averaging over 25 years of industry experience Disciplined growth strategy Benefits from parent / sponsor Holly Corporation's refining growth plan Conservative financial structure

Holly Energy Partners, L.P. (HEP) Holly Energy Partners, L.P. (NYSE: HEP) 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Matthew P. Clifton, Chairman & CEO Bruce R. Shaw, Senior VP-Chief Financial Officer M. Neale Hickerson, VP-Investor Relations

Holly Energy Partners, L.P. (HEP) BPD: Barrels per day EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles ("U.S. GAAP"). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. STEADY STATE EBITDA: EBITDA as defined above calculated on the basis of our projection of normal pipeline and terminal volumes from our customers, applicable tariffs and fees, and normal expense levels, and assuming no material unplanned shutdowns or unavailable capacity.